June 1, 1997
             DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
                          SUPPLEMENT TO PROSPECTUS
                             DATED APRIL 1, 1997
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION
CONTAINED IN THE FUND'S PROSPECTUS.
        The Telephone Redemption Privilege is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.
        The following information supplements or replaces the information contained in the section of the Fund's Prospectus entitled "Appendix _ Investment Techniques _ Short-Selling."
Short-Selling _ In these transactions, the Fund sells a security it does not own in anticipation of decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.
The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.
        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.
        The Funds also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.
                                                                    105s060197